UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

Applied Energetics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-14015	77-0262908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9070 S Rita Road Suite 1500
Tucson, Arizona	85747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 628-7415

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AERG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

By Written Consent dated October 16, 2026, the Board of Directors of Applied Energetics, Inc. (the “Company”) determined that the Company’s 2026 annual meeting of stockholders will be held on December 15, 2026 (the “2026 Annual Meeting”). The time and location of the 2026 Annual Meeting, and the matters to be considered, will be as set forth in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) to be filed with the Securities and Exchange Commission (the “SEC”).

The record date for the 2026 Annual Meeting is October 19, 2026. Stockholders owning the Company’s common stock at the close of business on such record date, or their legal proxy holders, are entitled to vote at the 2026 Annual Meeting. Three seats on the Board of Directors are subject to election at the 2026 Annual Meeting.

Because the date of the 2026 Annual Meeting is being delayed by more than 30 calendar days from the anniversary date of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby informing stockholders of such change, and the deadline set forth in the Company’s proxy statement for the 2025 Annual Meeting for the submission of stockholder proposals pursuant to Rule 14a-8 under the Exchange Act no longer applies. This Current Report on Form 8-K constitutes the Company’s first public announcement of the date of the 2026 Annual Meeting. Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is delivered to or mailed to and received by the Company’s Corporate Secretary at Applied Energetics, Inc., 9070 S Rita Road, Suite 1500, Tucson, AZ 85747 no later than October 28, 2026, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials. Such proposals must comply with all applicable procedures and requirements of Rule 14a-8. Any such proposal received after that date will be untimely and will not be included in the Company’s proxy materials for the 2026 Annual Meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to the Company at the address specified above no later than November 2, 2026, which is the tenth calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.

Any stockholder who intends to submit a director nomination, or to bring any other matter of business before the 2026 Annual Meeting other than pursuant to Rule 14a-8, must comply with all applicable requirements of the Exchange Act, the rules and regulations of the SEC thereunder and the Delaware General Corporation Law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED ENERGETICS, INC.

Date:	October 22, 2026	By:	/s/ Christopher Donaghey
Christopher Donaghey
President and Chief Executive Officer

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